SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C.  20549
          FORM 8-K

     CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report:  July 15, 1997


MEDIMMUNE, INC.

(Exact name of registrant as
specified in its charter)



Commission File Number:  0-19131




Delaware          52-1555759
(State of         (I.R.S. Employer
Incorporation)    Identification No.)

35 West Watkins Mill Road,    20878
Gaithersburg, MD           (Zip Code)
(Address of principal executive
offices)

     Registrant's telephone number,
including area code (301) 417-0770


No Exhibits are being filed with this
               report


 CytoGam and RespiGam are registered
     trademarks of the Company.





           MEDIMMUNE, INC.
     Current Report on Form 8-K


ITEM 5.  OTHER EVENTS

MedImmune, Inc. reported the
information contained in the
following press
releases dated July 10, 1997 and July
14, 1997:
 MEDIMMUNE ADOPTS STOCKHOLDER RIGHTS
                PLAN
Gaithersburg,  MD,  July  10, 1997  -
-  MedImmune, Inc.  (Nasdaq:MEDI)
today announced  that its Board of
Directors has adopted a Stockholder
Rights  Plan designed  to deter
coercive takeover tactics and to
prevent an acquiror  from gaining
control of the Company without
offering a fair price to all  of  the
Company's stockholders.  The Company
is not aware of any current such
effort to acquire control of the
Company.
Pursuant  to  the  terms of the Plan,
common stock purchase  Rights  will
be distributed as a dividend at the
rate of one Right for each share  of
common stock  of  the  Company held
by stockholders of record as  of  the
close  of business on July 21, 1997.
Each Right entitles stockholders to
buy one  onehundredth  of  a  share
of preferred stock at an exercise
price  of   $100. Initially,  the
Rights  are not exercisable, are  not
detachable  from  the Company's
common stock and do not give any
immediate value to  shareholders. The
Rights will be exercisable only if a
person or group acquires beneficial
ownership of 20 percent or more of
the Company's common stock or
commences  a tender  or exchange
offer upon consummation of which such
a person  or  group would
beneficially own 20 percent or more
of the Company's stock. The Rights
will expire on July 9, 2007.  No
certificates representing the Rights
will be issued at this time.
If  any  person  becomes the
beneficial owner of 20 percent or
more  of  the Company's  common
stock, other than pursuant to a
transaction approved  by  a majority
of  the Continuing Directors (as
defined in the Rights Plan),  then
each Right not owned by the 20
percent-or-more stockholder or
related parties will entitle its
holder to purchase, for $100, shares
of the Company's common stock  (or,
in certain circumstances as
determined by the Board, cash,  other
property, or other securities) with a
market value of $200.
In addition, if any person becomes
the beneficial owner of 20 percent or
more of the  Company's common stock
without the prior approval of a
majority  of  the Continuing
Directors,  and subsequently the
Company  is  involved  with  any
person  in  a  merger or other
specified transaction that has  not
been  not approved  by a majority of
the Continuing Directors, each Right
will  entitle its  holder to
purchase, for $100, shares of common
stock of such person with
a market value of $200.



The Company will generally be
entitled to redeem the Rights at
$0.01 per Right at  any  time  until
ten  days  (subject to extension)
following  a  public announcement
that a 20 percent position has been
acquired.  A summary of  the
Stockholder  Rights  Plan  will be
mailed to all  stockholders  in  the
near future.

MedImmune, Inc. is a biotechnology
company focused on developing and
marketing products for the prevention
and treatment of infectious diseases
and for  use in  transplantation
medicine.   MedImmune  currently
markets  two  products through  its
hospital-based sales force and has
seven new product  candidates in
clinical trials.  MedImmune is
located in Gaithersburg, MD.

This announcement may contain, in
addition to historical information,
certain forward-looking  statements
that  involve  risks  and
uncertainties.   Such statements
reflect  management's current views
and  are  based  on  certain
assumptions.   Actual  results could
differ materially from  those
currently anticipated  as  a  result
of  a  number of  factors,  including
risks  and uncertainties discussed in
the Company's filings with the U.S.
Securities and Exchange Commission.


  MEDIMMUNE SECURES AGREEMENT WITH
 MAJOR GROUP PURCHASING ORGANIZATION

Gaithersburg,  MD,  July 14, 1997  --
MedImmune, Inc. (Nasdaq:MEDI)  today
announced  that  it  signed  an
agreement with one  of  the  largest
group
purchasing  organizations  worldwide,
University  Healthsystem  Consortium
Services  Corporation  (UHCSC).
UHCSC services the  majority  of
teaching hospitals  in  the  U.S.
which represents a large portion  of
MedImmune's business.                                                   The
agreement is a commitment by UHCSC to offer MedImmune's commercialized products, RespiGam
-registered  trademard-,
(respiratory syncytial  virus (RSV)
immune globulin intravenous (human))
and  CytoGam  registered  trademark-,
(cytomegalovirus (CMV) immune
globulin  intravenous (human))  to
their  member  hospitals.  MedImmune
is  hopeful  that  this relationship
will  further  increase sales and
aid  in  launching  future products.

"We  believe that MedImmune's
products are important to the
patients of our member  hospitals,"
commented Weldon Johnson, Corporate
Director of UHCSC's Pharmacy Program.
"This agreement represents our
commitment to MedImmune's efforts to
provide important healthcare products
to the medical community."

UHCSC  is  a  health care provider
system composed of 78 member
hospitals, including  most  of  the
major university hospitals.  These
hospitals  are authorized  to  enter
into pharmaceutical purchase
agreements  with  drug suppliers at  prices
pre-negotiated  by  UHCSC.  MedImmune's   agreement
authorizes  UHCSC to offer RespiGam -
registered trademark-  and  CytoGam
registered  trademark-  at the
agreement prices  and  if  a  pre-
determined amount of product is
purchased by the member institutions,
an incentive  is provided to  UHCSC.
MedImmune  agrees  to  provide   UHCSC   with   an
administrative  fee to cover
additional services performed  for
MedImmune. For  example,  UHCSC will
aid in promoting MedImmune's  RSV
Education  and Counseling Helpline
(REACH) program to all of its member
institutions.

"We  are hopeful that the association
we have formed with UHCSC will be the
beginning  of  a  long-term
relationship,"  commented  David  P.
Wright, Executive  Vice  President,
Sales and Marketing.   "The
agreement  offers opportunities  for
collaborative clinical research
projects  and  improved access  by
our sales and marketing team to the
member hospitals,  and  also provides
increased visibility for our current
and future products."

RespiGam  -registered  trademark-  is
a polyclonal  antibody  licensed  for
prevention of serious lower
respiratory tract infection caused
by  RSV  in children  under  24
months of age with BPD or a history
of premature  birth (i.e.,  less
than  or  equal  to  35  weeks
gestation;  please  see  full
prescribing  information).  RespiGam
-registered  trademark-  is  the
only product  demonstrated  to be
safe and effective in reducing
incidence  and duration of RSV
hospitalization and severity of RSV
illness in these  highrisk  infants.
RSV is the leading cause of pneumonia
and bronchiolitis  in infants,
causing approximately 90,000
hospitalizations and 4,500 fatalities
in  the U.S. annually.  RespiGam -
registered trademark- is marketed in
the United  States  by MedImmune
together with the Wyeth-Lederle
Vaccines  and Pediatrics sales force
of Wyeth-Ayerst Laboratories (a
division of American Home   Products
Corporation;  NYSE:AHP).   MedImmune
has  established   a collaboration
with  Baxter Healthcare Corporation
(a  division  of  Baxter
International;  NYSE:BAX)  for
commercialization  of  RespiGam  -
registered trademark- outside of
North America.

CytoGam  -registered trademark- is an
intravenous immune globulin  enriched
in  antibodies  against  CMV  and  is
marketed  by  the  Company  for  the
attenuation  of  primary  CMV
disease in donor-positive/recipient-
negative kidney transplant patients
(please see full prescribing
information).   CMV
is  the  principal  viral  pathogen
in kidney  transplant  patients,
often causing  severe  illness  which
can result  in  death.   In
addition,  CMV infection may be
associated with graft rejection and
complications such  as other
opportunistic infections.
MedImmune's hospital  based  sales
force markets  CytoGam  -registered
trademark- in the U.S.   CytoGam  -
registered trademark- is sold through
distributors outside of the U.S.

MedImmune,  Inc.  is  a
biotechnology company focused  on
developing  and marketing products
for the prevention and treatment of
infectious  diseases and  for  use in
transplantation medicine.  MedImmune
has seven new product candidates in
clinical trials.  RespiGam -
registered trademark- and CytoGam -
registered   trademark- are
manufactured  by   Massachusetts
Biologic Laboratories.  MedImmune is
located in Gaithersburg, MD.

This  announcement  may  contain, in
addition  to  historical information,
certain  forward-looking statements
that involve risks and uncertainties.
Such statements reflect management's
current views and are based on
certain assumptions. Actual results
could differ materially from those
currently anticipated  as  a  result
of  a number of factors,  including
risks  and uncertainties  discussed
in the Company's filings with the
U.S.  Securities and Exchange
Commission.


               SIGNATURE

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this
report to be signed on its behalf by
the undersigned thereunto duly
authorized.


           MEDIMMUNE, INC.
             Registrant)


                       /s/
 Date:  July 15, 1997  David LeBuhn
                        Treasurer